SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 1, 1997

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)


      Virginia                  0-15483                  52-1526174
   (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

    901 East Byrd Street, Richmond, Virginia                    23219
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          (Address of principal executive offices)           (Zip Code)

  Registrant's telephone number, including area code (804) 643-2311
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         (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.
                  Not Applicable.


Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.


Item 3.  Bankruptcy or Receivership.
                  Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.


Item 5.  Other Events.

         The Registrant has entered into the following Amendments to Trust
Agreements:

                  An Amendment to Trust Agreement (the "Amendment") dated as of
September 1, 1997, among the Registrant, Norwest Bank Minnesota, National
Association, as Master Servicer and The Bank of New York, as Trustee, amending the Trust Agreement, dated as of January 1, 1992, relating to the Registrant's
Mortgage Participation Securities Series 1992-1. A copy of the Amendment is included as Exhibit 4.1 hereto.

                  An Amendment to Trust Agreement (the "Amendment") dated as of
October 1, 1997, among the Registrant, Norwest Bank Minnesota, National
Association, as Master Servicer and The Bank of New York, as Trustee, amending the Trust Agreement, dated as of May 1, 1992 relating to the Registrant's
Mortgage Participation Securities Series 1992-8. A copy of the Amendment is included as Exhibit 4.2 hereto.

Item 6.  Resignations of Registrant's Directors.
                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
                  Not Applicable.

Item 8.  Change in Fiscal Year.
                  Not Applicable.



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Exhibits

         4.1      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-1, dated as of September 1, 1997, by and among the Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee.

         4.2      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-8, dated as of October 1, 1997, by and among the Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 1997                               FINANCIAL ASSET SECURITIZATION,
                                                 INC.


                                               By: /s/ William E. Hardy

                                               Name:  William E. Hardy

                                               Title:  Executive Vice President



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                                INDEX TO EXHIBITS
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

                                                                                      Page
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         4.1      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-1, dated as of September 1, 1997, by and among the
                  Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee.........

         4.2      Copy of the Amendment to Trust Agreement for RMSC Series
                  1992-8, dated as of October 1, 1997, by and among the
                  Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee.........



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